MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

Supplement dated March 31, 2005 to the
Prospectus dated January 31, 2005

Effective April 1, 2005, the following changes will be made to the Prospectus of Merrill Lynch Global Financial Services Fund, Inc. (the “Fund”).

The section captioned “Risk/Return Bar Chart” beginning on page 6 is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, the returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Morgan Stanley Capital International (MSCI) World Index and the MSCI World Financial Index, each a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 34.85% (quarter ended June 30, 2003) and the lowest return for a quarter was -18.32% (quarter ended September 30, 2002). The year-to-date return as of December 31, 2004, was 26.10%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Life of Fund†

Merrill Lynch Global Financial Services — Class A*
Return Before Taxes**	20.44%	14.21%	13.70%

Merrill Lynch Global Financial Services — Class B
Return Before Taxes**	22.10%	14.32%	13.90%
Return After Taxes on Distributions**	17.84%	12.41%	12.04%
Return After Taxes on Distributions
and Sale of Fund Shares**	15.77%	11.54%	11.19%

Merrill Lynch Global Financial Services — Class C
Return Before Taxes**	25.20%	14.56%	14.02%

Merrill Lynch Global Financial Services — Class I*
Return Before Taxes**	20.75%	14.50%	13.99%

Merrill Lynch Global Financial Services — Class R
Return Before Taxes**††	26.79%	15.29%	14.75%

MSCI World Index***	14.72%	-2.45%	-1.29	%†††

MSCI World Financial Index***	17.40%	4.53%	4.64	%††††

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
**	Includes all applicable fees and sales charges.
***	The MSCI World Index is a widely recognized unmanaged market capitalization weighted index comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 23 countries, including the United States. The MSCI World Financial Index is a sub set of the MSCI World Index and includes companies that are involved in financial sector activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is November 26, 1999.
††	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on November 26, 1999. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
†††	Since November 26, 1999.
††††	Since November 30, 1999.

Code # 19065-0105SUP